_________________________________________________________________________

STUDENT LOAN-BACKED NOTES ISSUED BY

THE TRUSTS listed on Schedule I hereto

(each a “Trust” and collectively, the “Trusts”)

OMNIBUS AMENDMENT

dated as of November 6, 2015,

to each of the

ADMINISTRATION AGREEMENTS listed on Schedule II hereto, and INDENTURES listed on Schedule III hereto
_________________________________________________________________________

THIS OMNIBUS AMENDMENT, dated as of November 6, 2015 (this “Amendment”), is to the ADMINISTRATION AGREEMENTS listed on Schedule II hereto (each an “Administration Agreement”) and the INDENTURES listed on Schedule III hereto (each an “Indenture” and, collectively, the Administration Agreements and Indentures for each Trust and for all the Trusts, as the context requires, as supplemented or otherwise modified from time to time, are referred to as the “Agreements”).

W I T N E S S E T H

WHEREAS, each of the Trusts desires to amend their related Agreements as provided herein;

WHEREAS, each Administration Agreement permits amendments thereto without the consent of any of the Noteholders for the purpose of adding provisions to or changing in any manner any of the provisions in such Administration Agreement so long as such action, as evidenced by an Opinion of Counsel delivered to the Eligible Lender Trustee and the Indenture Trustee, does not adversely affect in any material respect the interests of any Noteholder (in some instances, whose consent has not been obtained), the Excess Distribution Certificateholder, or, to the extent applicable, any related Swap Counterparty, or, to the extent applicable, materially adversely affect such Trust’s ability to enforce or protect its rights or remedies, or timely and fully perform its obligations under, any Swap Agreement and Currency Swap Agreement, as applicable;

WHEREAS, each Indenture permits supplemental indentures thereto without the consent of any of the Noteholders for the purpose of adding provisions to or changing in any manner any of the provisions in such Indenture so long as such action, as evidenced by an Opinion of Counsel delivered to the Indenture Trustee, does not adversely affect in any material respect the interests of any Noteholder or, to the extent applicable, any Swap Counterparty;

WHEREAS, the consent to the amendments to the Agreements by the holder of the Excess Distribution Certificate related to each Trust has been obtained; and

WHEREAS, the Opinion of Counsel required by the Agreements is being delivered simultaneously herewith.

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1.   Defined Terms.

For purposes of this Amendment, unless the context clearly requires otherwise, all capitalized terms which are used but not otherwise defined herein shall have the respective meanings assigned to such terms in Appendix A-1 to the related Indentures.

SECTION 2.  [Reserved].

SECTION 3.    Amendments to the Administration Agreements.

(a)           (I) The proviso to Section 8.5(a) of each Administration Agreement (or, with respect to Trusts that have Administration Agreement Supplements (each a “Supplement”), such Supplement), other than those Trusts set forth in sub-clause (II) below, and (II) with respect to SLM Student Loan Trusts 2002-7 and 2003-2, the proviso to Section 8.5 of the Master Administration Agreement, immediately prior to the additional language inserted at the end of such proviso pursuant to either Section 5(u) of the related Supplement for SLM Student Loan Trust 2002-7 or Section 4(v) of the related Supplement for SLM Student Loan Trust 2003-2), as applicable, which, in each case, do not already contain the following language (with or without the word “written”), are hereby amended to insert the words “whose written consent has not been obtained” either (X) with respect to with respect to SLM Student Loan Trusts 2002-7, 2003-2, 2003-10, 2003-12, 2004-2 and 2004-4, after the words “of any Noteholder or Certificateholder” or (Y) with respect to all other Trusts, after the words “of any Noteholder or of the Excess Distribution Certificateholder” (with or without the words “of the” before “Excess”), as applicable, in such proviso.

(b)           (I) Section 5(a) of the Supplement for SLM Student Loan Trusts 2002-7, (II) Section 4(a) of the Supplement for SLM Student Loan Trust 2003-2, and (III) Section 2.1 of the Administration Agreement of each other Trust (or, with respect to SLM Student Loan Trusts 2003-10 and 2003-12, the related Supplement), is hereby amended by adding as the last clause thereof the following:

“( )  if, the Administrator, in its sole discretion, believes such borrowing to be in the best interests of the Trust: arranging for the Trust to borrow funds on a subordinated basis pursuant to and in accordance with the Revolving Credit Agreement; keeping such records as are required to evidence such borrowing and amounts outstanding thereunder; giving prior written notice to the Indenture Trustee with respect to the specific amounts to be received, when such amounts will be received, information regarding any payments to be made thereunder or in connection therewith pursuant to the Indenture on a Distribution Date and other applicable details; and taking such other actions incidental thereto as provided for in the Revolving Credit Agreement on behalf of the Trust, subject at all times to the discretion of the Lender to make loans thereunder.”

and labelling such clause the next letter of the alphabet following the immediately preceding clause and deleting the “.” from such immediately preceding clause and replacing it with “; and”.

(c)           (I) Section 5(k) of the Supplement for SLM Student Loan Trust 2002-7, (II) Section 4(l) of the Supplement for SLM Student Loan Trust 2003-2, and (III) Section 2.8 of the Administration Agreement of each other Trust (or, with respect to SLM Student Loan Trusts

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2003-10 and 2003-12, the related Supplement), is hereby amended by adding immediately prior to any distributions to the Excess Distribution Certificateholder (or Certificateholder, if applicable) the following additional distribution which shall be labelled (X) numerically with respect to SLM Trusts 2002-7 and 2003-2, and (Y) alphabetically with respect to other Trust’s Administration Agreement (or, with respect to SLM Student Loan Trusts 2003-10 and 2003-12, the related Supplement), with the number or letter, as applicable, which prior to the Effective Date corresponded to (1) in the case of all Trusts other than those listed in (2) below, the clause providing for distribution to the Excess Distribution Certificateholder, (2) with respect to SLM Student Loan Trusts 2002-7, 2003-2, 2003-10, 2003-12, 2004-2 and 2004-4, the clause providing for distributions to the Certificateholder:

“( ) to the Lender under the Revolving Credit Agreement in repayment of all accrued interest on and the unpaid principal amount borrowed under the Revolving Credit Agreement;”

(d)           (I) Section 5(k) of the Supplement for SLM Student Loan Trust 2002-7, (II) Section 4(l) of the Supplement for SLM Student Loan Trust 2003-2, and (III) Section 2.8 of the Administration Agreement of each other Trust (or, with respect to SLM Student Loan Trusts 2003-10 and 2003-12, the related Supplement), is hereby amended by changing the designation of the clause providing for distributions to (1) with respect to SLM Student Loan Trusts 2002-7, 2003-2, 2003-10, 2003-12, 2004-2 and 2004-4, the Certificateholder, or (2) in the case of all Trusts the Excess Distribution Certificateholder, to (X) the next succeeding number with respect to SLM Trusts 2002-7 and 2003-2 and (Y) the next succeeding letter of the alphabet with respect to other Trust’s Administration Agreement (or, with respect to SLM Student Loan Trusts 2003-10 and 2003-12, the related Supplement).

SECTION 4.  Amendments to the Indentures.

(a)           The Table of Contents of each Indenture is hereby amended by adding as the last Exhibit thereto “Revolving Credit Agreement” and labelling such Exhibit the next letter of the alphabet immediately following the preceding listed Exhibit of such Table of Contents.

(b)           Section 3.13 of each Indenture is hereby amended to add immediately following the word “Notes” and before the “.” the following: “and indebtedness incurred under the Revolving Credit Agreement”.

(c)           Section 5.4(b) of each Indenture is hereby amended by adding immediately prior to any distribution to the Excess Distribution Certificateholder (or with respect to SLM Student Loan Trusts 2004-4 and 2004-7, prior to any distributions are made to the Issuer), the following additional distribution which shall be numbered and spelled out alphabetically in all uppercase letters the number of the clause which prior to the Effective Date providing for distributions to the Excess Distribution Certificateholder (or with respect to SLM Student Loan Trusts 2004-4 and 2004-7, providing for distributions to the Issuer):

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“___________ to the Lender in repayment of accrued interest on and the unpaid principal amount borrowed under the Revolving Credit Agreement; and”

(d)           Section 5.4(b) of each Indenture is hereby amended by changing the number and spelling out alphabetically in all uppercase letters the clause providing for distributions to the Excess Distribution Certificateholder (or with respect to SLM Student Loan Trusts 2004-4 and 2004-7, the clause providing for distributions to the Issuer), to the next highest numerical designation which shall be spelled out alphabetically in all upper case letters.

(e)           The definition of “Available Funds” in the “Definitions and Usage” section contained in either Appendix A or Appendix A-1, as applicable, to each Indenture is hereby amended by removing “.  provided” or “; provided”, as applicable, at the end of the last listed item of such definition, and adding as the last listed clause (in proper alphabetical order (or with respect to SLM Student Loan Trusts 2002-7 and 2003-2, proper numerical order utilizing roman numerals)) the following additional item (including an insertion in the blank parentheses of an entry necessary to keep the proper alphabetical order (or with respect to SLM Student Loan Trusts 2002-7 and 2003-2, proper numerical order utilizing roman numerals) of such definition in the applicable Indenture):

“; and ( ) amounts if any received by the Trust from the Lender under the Revolving Credit Agreement in respect of the related  Collection Period and which have been deposited into the Collection Account; provided”.

(f)           The definition of “Basic Documents” in the “Definitions and Usage” section contained in either Appendix A or Appendix A-1, as applicable, to each Indenture is hereby amended by adding immediately prior to the “.” the words “and the Revolving Credit Agreement”.

(g)           The following definition of “Lender” shall be added to the “Definitions and Usage” section contained in either Appendix A or Appendix A-1, as applicable, to each Indenture, in its appropriate alphabetical order among the definitions contained in Appendix A or Appendix A-1, as applicable, of such Indenture:

“Lender” means Navient Corporation, a Delaware corporation, and its permitted successors and assigns.

(h)           The following definition of “Revolving Credit Agreement” shall be added to the “Definitions and Usage” section contained in either Appendix A or Appendix A-1, as applicable, to each Indenture, in its appropriate alphabetical order among the definitions contained in Appendix A or Appendix A-1, as applicable, of such Indenture:

 “ “Revolving Credit Agreement” means the Revolving Credit Agreement dated as of November 6, 2015 between the Lender and

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the Trust as the same may be amended from time to time and as attached as an Exhibit to this Indenture.”

(i)           The Exhibits of each Indenture are hereby amended by adding thereto the form of Revolving Credit Agreement attached hereto and by designating an alphabetical label of which makes such Exhibit the last Exhibit of such Indenture.

SECTION 5.  Effectiveness.

Subject to Section 6 below, this Amendment shall become effective on the date hereof (the “Effective Date”) provided that the parties hereto shall have received a counterpart (or counterparts) of this Amendment, executed and delivered by each of the parties and the Indenture Trustee and the Eligible Lender Trustee each shall have received:

(i)        a copy of each written notice delivered to a Rating Agency rating the Notes describing the action contemplated in this Amendment;

(ii)        evidence that each holder of the Excess Distribution Certificate of each Trust has consented to this Amendment; and

(iii)        an Opinion of Counsel, complying with the applicable provisions of each Agreement, stating (a) that the execution of this Amendment is authorized or permitted by the applicable Agreement and all conditions precedent have been complied with, and (b) that in the opinion of such counsel the Amendment will not adversely affect in any material respect the interests of any Noteholder, the Excess Distribution Certificateholder, or, to the extent applicable, any Swap Counterparty, whose consent has not been obtained.

SECTION 6.  Effect of Amendment.

On the Effective Date, and immediately following receipt of the items specified in clauses (i) through (iii) of Section 5 above, first, the amendment to Section 8.5(a) of certain Administration Agreements set forth in Section 3(a) above shall be, and shall be deemed to be, effective, modified and amended in accordance herewith, and second, immediately following the effectiveness of the amendment and modification described in first above, each of the other amendments and modifications to the Agreements shall be, and shall be deemed to be, effective, modified and amended in accordance herewith and, in each case, the respective rights, limitations, obligations, duties, liabilities and immunities of the respective parties thereto and hereto shall hereafter be determined, exercised and enforced subject in all respects to such modifications and amendments, and all the terms and conditions of this Amendment shall be deemed to be part of the respective terms and conditions of each of the Agreements for any and all purposes. Except as modified and expressly amended by this Amendment, each of the Agreements is in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

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SECTION 7.  Governing Law.

THE TERMS OF THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ANY OTHERWISE APPLICABLE CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 8.  Section Headings.

The section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

SECTION 9.  Separate Counterparts.

This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

SECTION 10.  Indenture Trustee and Eligible Lender Trustee.

(a)           In executing this Amendment, each of the Trusts, the Eligible Lender Trustee and the Indenture Trustee shall have the respective rights, protections, privileges, immunities and indemnities given to it under the related Indenture. Neither the Eligible Lender Trustee nor the Indenture Trustee makes any representation or warranty as to the validity or sufficiency of this Amendment, nor to the recitals contained herein.

(b)           Notwithstanding anything contained herein or in any other related document to the contrary, this Amendment has been signed by Deutsche Bank Trust Company Americas, not in its individual capacity but solely as Eligible Lender Trustee under each of the Trust Agreements relating to each of the Trusts and in no event shall Deutsche Bank Trust Company Americas in its individual capacity or as Eligible Lender Trustee have any liability for the representations, warranties, covenants, agreements or other obligations of each of the Trusts hereunder or in any of the certificates, notices or agreements delivered pursuant hereto as to all of which recourse shall be had solely to the assets of each of the Trusts.

(c)           Notwithstanding anything contained herein or in any other related document to the contrary, this Amendment has been signed by Deutsche Bank National Trust Company, not in its individual capacity but solely as Indenture Trustee under each of the Indentures relating to each of the Trusts and in no event shall Deutsche Bank National Trust Company in its individual capacity or as Indenture Trustee have any liability for the representations, warranties, covenants, agreements or other obligations of each of the Trusts hereunder or in any of the certificates, notices or agreements delivered pursuant hereto as to all of which recourse shall be had solely to the assets of each of the Trusts.

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SECTION 11.  Excess Distribution Certificateholder Consent and Direction.

Navient Investment Corporation hereby: (i) certifies that it owns 100% of the Excess Distribution Certificate issued by each of the Trusts listed on Schedule I hereto; (ii) certifies that it consents to this Amendment in all respects; and (iii) instructs and directs Deutsche Bank Trust Company Americas, as Eligible Lender Trustee, to execute and deliver both this Amendment and the Revolving Credit Agreement in the name of each of the Trusts listed on Schedule I hereto.  In addition, Navient Investment Corporation, as the sole Excess Distribution Certificateholder of each of the Trusts listed on Schedule I hereto, hereby irrevocable waives any rights it may have under any Basic Document (as defined in each Indenture) to receive prior notice of the substance of this Amendment.

SECTION 12.  Issuer Order.

Pursuant to Section 9.1(b) of each Indenture, Navient Solutions, Inc. as Administrator of each of the Trusts listed on Schedule I hereto and on behalf of each such Trust, hereby directs and instructs Deutsche Bank National Trust Company, as Indenture Trustee, to execute and deliver this Amendment, and directs and instructs Deutsche Bank Trust Company Americas, as Eligible Lender Trustee, to execute and deliver this Amendment and the Revolving Credit Agreement in the name of each of the Trusts listed on Schedule I hereto.  The Administrator hereby confirms that it has provided prior written notice of this Amendment to the applicable Rating Agencies and any other required Persons within the time frames required under each of the Administration Agreements, Trust Agreements and Indentures.  The parties hereto agree that such notice shall be deemed to satisfy any provision requiring notice of this Amendment or the Revolving Credit Agreement to be sent by the Eligible Lender Trustee.

[signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Omnibus Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

NAVIENT SOLUTIONS, INC.
as Administrator

By:  /s/ Charles H. Booher
 Name:  Charles H. Booher
 Title:    Vice President

NAVIENT SOLUTIONS, INC.
as Servicer

By:  /s/ Charles H. Booher
 Name:  Charles H. Booher
 Title:    Vice President

NAVIENT FUNDING, LLC,
as Depositor

By:  /s/ Mark D. Rein
 Name:  Mark D. Rein
 Title:    Vice President

SLM STUDENT LOAN TRUST 2002-7

SLM STUDENT LOAN TRUST 2003-2

SLM STUDENT LOAN TRUST 2003-10

SLM STUDENT LOAN TRUST 2003-12

SLM STUDENT LOAN TRUST 2004-2

SLM STUDENT LOAN TRUST 2004-4

SLM STUDENT LOAN TRUST 2004-5

SLM STUDENT LOAN TRUST 2004-7

SLM STUDENT LOAN TRUST 2004-8

SLM STUDENT LOAN TRUST 2005-3

SLM STUDENT LOAN TRUST 2005-6

SLM STUDENT LOAN TRUST 2005-7

SLM STUDENT LOAN TRUST 2005-8

SLM STUDENT LOAN TRUST 2005-9

SLM STUDENT LOAN TRUST 2006-3

SLM STUDENT LOAN TRUST 2006-4

SLM STUDENT LOAN TRUST 2006-6

SLM STUDENT LOAN TRUST 2006-7

SLM STUDENT LOAN TRUST 2006-10

SLM STUDENT LOAN TRUST 2007-2

SLM STUDENT LOAN TRUST 2007-3

SLM STUDENT LOAN TRUST 2007-5

SLM STUDENT LOAN TRUST 2007-7

SLM STUDENT LOAN TRUST 2008-1

SLM STUDENT LOAN TRUST 2008-2

SLM STUDENT LOAN TRUST 2008-3

SLM STUDENT LOAN TRUST 2008-4

SLM STUDENT LOAN TRUST 2008-5

SLM STUDENT LOAN TRUST 2008-6

SLM STUDENT LOAN TRUST 2008-7

SLM STUDENT LOAN TRUST 2008-8

SLM STUDENT LOAN TRUST 2008-9

SLM STUDENT LOAN TRUST 2009-1

SLM STUDENT LOAN TRUST 2009-2

SLM STUDENT LOAN TRUST 2009-3

SLM STUDENT LOAN TRUST 2010-1

SLM STUDENT LOAN TRUST 2010-2

SLM STUDENT LOAN TRUST 2011-1

SLM STUDENT LOAN TRUST 2011-2

SLM STUDENT LOAN TRUST 2011-3

SLM STUDENT LOAN TRUST 2012-1

SLM STUDENT LOAN TRUST 2012-2

SLM STUDENT LOAN TRUST 2012-4

SLM STUDENT LOAN TRUST 2012-5

SLM STUDENT LOAN TRUST 2012-6

SLM STUDENT LOAN TRUST 2012-7

SLM STUDENT LOAN TRUST 2012-8

SLM STUDENT LOAN TRUST 2013-1

SLM STUDENT LOAN TRUST 2013-2

SLM STUDENT LOAN TRUST 2013-3

SLM STUDENT LOAN TRUST 2013-4

SLM STUDENT LOAN TRUST 2013-5

SLM STUDENT LOAN TRUST 2013-6

SLM STUDENT LOAN TRUST 2014-1

SLM STUDENT LOAN TRUST 2014-2

NAVIENT STUDENT LOAN TRUST 2014-1

NAVIENT STUDENT LOAN TRUST 2014-2

NAVIENT STUDENT LOAN TRUST 2014-3

NAVIENT STUDENT LOAN TRUST 2014-4

NAVIENT STUDENT LOAN TRUST 2014-5

NAVIENT STUDENT LOAN TRUST 2014-6

NAVIENT STUDENT LOAN TRUST 2014-7

NAVIENT STUDENT LOAN TRUST 2014-8

DEUTSCHE BANK NATIONAL TRUST COMPANY FOR

BY:  DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Eligible Lender Trustee of each of the Trusts set forth in Schedule I hereto

By:  /s/ Michele H. Y. Voon
       Name:  Michele H. Y. Voon
       Title:    Vice President

By:  /s/ Mark Diagiacomo
       Name:  Mark Diagiacomo
       Title:    Vice President

DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as Indenture Trustee for each of the Trusts set forth on Schedule I hereto

By:  /s/ Michele H. Y. Voon
       Name:  Michele H. Y. Voon
       Title:    Vice President

By:  /s/ Mark Diagiacomo
       Name:  Mark Diagiacomo
       Title:    Vice President

AGREED AND CONSENTED TO:

NAVIENT INVESTMENT CORPORATION,
as Excess Distribution Certificateholder of each of the
Trusts listed on Schedule I hereto.

By: /s/ Stephen J. O’Connell
Name:  Stephen J. O’Connell
Title:    Vice President

SCHEDULE I

LIST OF TRUSTS

Trust
1.SLM Student Loan Trust 2002-7
2.SLM Student Loan Trust 2003-2
3.SLM Student Loan Trust 2003-10
4.SLM Student Loan Trust 2003-12
5.SLM Student Loan Trust 2004-2
6.SLM Student Loan Trust 2004-4
7.SLM Student Loan Trust 2004-5
8.SLM Student Loan Trust 2004-7
9.SLM Student Loan Trust 2004-8
10.SLM Student Loan Trust 2005-3
11.SLM Student Loan Trust 2005-6
12.SLM Student Loan Trust 2005-7
13.SLM Student Loan Trust 2005-8
14.SLM Student Loan Trust 2005-9
15.SLM Student Loan Trust 2006-3
16.SLM Student Loan Trust 2006-4
17.SLM Student Loan Trust 2006-6
18.SLM Student Loan Trust 2006-7
19.SLM Student Loan Trust 2006-10

20.SLM Student Loan Trust 2007-2
21.SLM Student Loan Trust 2007-3
22.SLM Student Loan Trust 2007-5
23.SLM Student Loan Trust 2007-7
24.SLM Student Loan Trust 2008-1
25.SLM Student Loan Trust 2008-2
26.SLM Student Loan Trust 2008-3
27.SLM Student Loan Trust 2008-4
28.SLM Student Loan Trust 2008-5
29.SLM Student Loan Trust 2008-6
30.SLM Student Loan Trust 2008-7
31.SLM Student Loan Trust 2008-8
32.SLM Student Loan Trust 2008-9
33.SLM Student Loan Trust 2009-1
34.SLM Student Loan Trust 2009-2
35.SLM Student Loan Trust 2009-3
36.SLM Student Loan Trust 2010-1
37.SLM Student Loan Trust 2010-2
38.SLM Student Loan Trust 2011-1
39.SLM Student Loan Trust 2011-2
40.SLM Student Loan Trust 2011-3
41.SLM Student Loan Trust 2012-1
42.SLM Student Loan Trust 2012-2

43.SLM Student Loan Trust 2012-4
44.SLM Student Loan Trust 2012-5
45.SLM Student Loan Trust 2012-6
46.SLM Student Loan Trust 2012-7
47.SLM Student Loan Trust 2012-8
48.SLM Student Loan Trust 2013-1
49.SLM Student Loan Trust 2013-2
50.SLM Student Loan Trust 2013-3
51.SLM Student Loan Trust 2013-4
52.SLM Student Loan Trust 2013-5
53.SLM Student Loan Trust 2013-6
54.SLM Student Loan Trust 2014-1
55.SLM Student Loan Trust 2014-2
56.Navient Student Loan Trust 2014-1
57.Navient Student Loan Trust 2014-2
58.Navient Student Loan Trust 2014-3
59.Navient Student Loan Trust 2014-4
60.Navient Student Loan Trust 2014-5
61.Navient Student Loan Trust 2014-6
62.Navient Student Loan Trust 2014-7
63.Navient Student Loan Trust 2014-8

SCHEDULE II

LIST OF ADMINISTRATION AGREEMENTS

1.
ADMINISTRATION AGREEMENT SUPPLEMENT, dated as of November 26, 2002, to the MASTER ADMINISTRATION AGREEMENT, dated as of May 1, 1997, among SLM STUDENT LOAN TRUST 2002-7, NAVIENT FUNDING, LLC (formerly known as SLM Funding LLC), NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

2.
ADMINISTRATION AGREEMENT SUPPLEMENT, dated as of March 4, 2003, to the MASTER ADMINISTRATION AGREEMENT, dated as of May 1, 1997, among SLM STUDENT LOAN TRUST 2003-2, NAVIENT FUNDING, LLC (formerly known as SLM Funding LLC), NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

3.
ADMINISTRATION AGREEMENT SUPPLEMENT, dated as of September 30, 2003, to the MASTER ADMINISTRATION AGREEMENT, dated as of May 1, 1997, among SLM STUDENT LOAN TRUST 2003-10, NAVIENT FUNDING, LLC (formerly known as SLM Funding LLC), NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

4.
ADMINISTRATION AGREEMENT SUPPLEMENT, dated as of November 25, 2003, to the MASTER ADMINISTRATION AGREEMENT, dated as of May 1, 1997, among SLM STUDENT LOAN TRUST 2003-12, NAVIENT FUNDING, LLC (formerly known as SLM Funding LLC), NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

5.	ADMINISTRATION AGREEMENT, dated as of March 4, 2004, among SLM STUDENT LOAN TRUST 2004-2, NAVIENT FUNDING, LLC (formerly known as

SLM Funding LLC), NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

6.
ADMINISTRATION AGREEMENT, dated as of May 5, 2004,  among SLM STUDENT LOAN TRUST 2004-4, NAVIENT FUNDING, LLC (formerly known as SLM Funding LLC), NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

7.
ADMINISTRATION AGREEMENT, dated as of June 10, 2004, among SLM STUDENT LOAN TRUST 2004-5, NAVIENT FUNDING, LLC (formerly known as SLM Funding LLC), NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

8.
ADMINISTRATION AGREEMENT, dated as of July 28, 2004, among SLM STUDENT LOAN TRUST 2004-7, NAVIENT FUNDING, LLC (formerly known as SLM Funding LLC), NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

9.
ADMINISTRATION AGREEMENT, dated as of August 25, 2004, among SLM STUDENT LOAN TRUST 2004-8, NAVIENT FUNDING, LLC (formerly known as SLM Funding LLC), NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

10.
ADMINISTRATION AGREEMENT, dated as of April 13, 2005, among SLM STUDENT LOAN TRUST 2005-3, NAVIENT FUNDING, LLC (formerly known as SLM Funding LLC), NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY

AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

11.
ADMINISTRATION AGREEMENT, dated as of July 27, 2005, among SLM STUDENT LOAN TRUST 2005-6, NAVIENT FUNDING, LLC (formerly known as SLM Funding LLC), NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

12.
ADMINISTRATION AGREEMENT, dated as of August 11, 2005, among SLM STUDENT LOAN TRUST 2005-7, NAVIENT FUNDING, LLC (formerly known as SLM Funding LLC), NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

13.
ADMINISTRATION AGREEMENT, dated as of September 20, 2005, among SLM STUDENT LOAN TRUST 2005-8, NAVIENT FUNDING, LLC (formerly known as SLM Funding LLC), NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

14.
ADMINISTRATION AGREEMENT, dated as of November 15, 2005, among SLM STUDENT LOAN TRUST 2005-9, NAVIENT FUNDING, LLC (formerly known as SLM Funding LLC), NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

15.
ADMINISTRATION AGREEMENT, dated as of March 9, 2006, among SLM STUDENT LOAN TRUST 2006-3, NAVIENT FUNDING, LLC (formerly known as SLM Funding LLC), NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

16.
ADMINISTRATION AGREEMENT, dated as of April 20, 2006, among SLM STUDENT LOAN TRUST 2006-4, NAVIENT FUNDING, LLC (formerly known as SLM Funding LLC), NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

17.
ADMINISTRATION AGREEMENT, dated as of July 20, 2006, among SLM STUDENT LOAN TRUST 2006-6, NAVIENT FUNDING, LLC (formerly known as SLM Funding LLC), NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

18.
ADMINISTRATION AGREEMENT, dated as of August 10, 2006, among SLM STUDENT LOAN TRUST 2006-7, NAVIENT FUNDING, LLC (formerly known as SLM Funding LLC), NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

19.
ADMINISTRATION AGREEMENT, dated as of November 30, 2006, among SLM STUDENT LOAN TRUST 2006-10, NAVIENT FUNDING, LLC (formerly known as SLM Funding LLC), NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

20.
ADMINISTRATION AGREEMENT, dated as of February 22, 2007, among SLM STUDENT LOAN TRUST 2007-2, NAVIENT FUNDING, LLC (formerly known as SLM Funding LLC), NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

21.
ADMINISTRATION AGREEMENT, dated as of March 15, 2007, among SLM STUDENT LOAN TRUST 2007-3, NAVIENT FUNDING, LLC (formerly known as SLM Funding LLC), NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

22.
ADMINISTRATION AGREEMENT, dated as of July 19, 2007, among SLM STUDENT LOAN TRUST 2007-5, NAVIENT FUNDING, LLC (formerly known as SLM Funding LLC), NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

23.
ADMINISTRATION AGREEMENT, dated as of November 8, 2007, among SLM STUDENT LOAN TRUST 2007-7, NAVIENT FUNDING, LLC (formerly known as SLM Funding LLC), NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

24.
ADMINISTRATION AGREEMENT, dated as of January 17, 2008, among SLM STUDENT LOAN TRUST 2008-1, NAVIENT FUNDING, LLC (formerly known as SLM Funding LLC), NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

25.
ADMINISTRATION AGREEMENT, dated as of February 7, 2008, among SLM STUDENT LOAN TRUST 2008-2, NAVIENT FUNDING, LLC (formerly known as SLM Funding LLC), NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

26.
ADMINISTRATION AGREEMENT, dated as of February 28, 2008, among SLM STUDENT LOAN TRUST 2008-3, NAVIENT FUNDING, LLC (formerly known as SLM Funding LLC), NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

27.
ADMINISTRATION AGREEMENT, dated as of April 17, 2008, among SLM STUDENT LOAN TRUST 2008-4, NAVIENT FUNDING, LLC (formerly known as SLM Funding LLC), NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

28.
ADMINISTRATION AGREEMENT, dated as of April 30, 2008, among SLM STUDENT LOAN TRUST 2008-5, NAVIENT FUNDING, LLC (formerly known as SLM Funding LLC), NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

29.
ADMINISTRATION AGREEMENT, dated as of June 12, 2008, among SLM STUDENT LOAN TRUST 2008-6, NAVIENT FUNDING, LLC (formerly known as SLM Funding LLC), NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

30.
ADMINISTRATION AGREEMENT, dated as of July 2, 2008, among SLM STUDENT LOAN TRUST 2008-7, NAVIENT FUNDING, LLC (formerly known as SLM Funding LLC), NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

31.	ADMINISTRATION AGREEMENT, dated as of August 5, 2008, among SLM STUDENT LOAN TRUST 2008-8, NAVIENT FUNDING, LLC (formerly known as

SLM Funding LLC), NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

32.
ADMINISTRATION AGREEMENT, dated as of August 28, 2008, among SLM STUDENT LOAN TRUST 2008-9, NAVIENT FUNDING, LLC (formerly known as SLM Funding LLC), NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

33.
ADMINISTRATION AGREEMENT, dated as of April 9, 2009, among SLM STUDENT LOAN TRUST 2009-1, NAVIENT FUNDING, LLC (formerly known as SLM Funding LLC), NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

34.
ADMINISTRATION AGREEMENT, dated as of April 21, 2009 among SLM STUDENT LOAN TRUST 2009-2, NAVIENT FUNDING, LLC (formerly known as SLM Funding LLC), NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

35.
ADMINISTRATION AGREEMENT, dated as of November 20, 2009, among SLM STUDENT LOAN TRUST 2009-3, NAVIENT FUNDING, LLC (formerly known as SLM Funding LLC), NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

36.
ADMINISTRATION AGREEMENT, dated as of April 15, 2010, among SLM STUDENT LOAN TRUST 2010-1, NAVIENT FUNDING, LLC (formerly known as SLM Funding LLC), NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY

AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

37.
ADMINISTRATION AGREEMENT, dated as of August 26, 2010,  among SLM STUDENT LOAN TRUST 2010-2, NAVIENT FUNDING, LLC (formerly known as SLM Funding LLC), NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

38.
ADMINISTRATION AGREEMENT, dated as of March 3, 2011, among SLM STUDENT LOAN TRUST 2011-1, NAVIENT FUNDING, LLC (formerly known as SLM Funding LLC), NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

39.
ADMINISTRATION AGREEMENT, dated as of May 26, 2011, among SLM STUDENT LOAN TRUST 2011-2, NAVIENT FUNDING, LLC (formerly known as SLM Funding LLC), NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

40.
ADMINISTRATION AGREEMENT, dated as of November 18, 2011, among SLM STUDENT LOAN TRUST 2011-3, NAVIENT FUNDING, LLC (formerly known as SLM Funding LLC), NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

41.
ADMINISTRATION AGREEMENT, dated as of January 19, 2012, among SLM STUDENT LOAN TRUST 2012-1, NAVIENT FUNDING, LLC (formerly known as SLM Funding LLC), NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

42.
ADMINISTRATION AGREEMENT, dated as of March 15, 2012, among SLM STUDENT LOAN TRUST 2012-2, NAVIENT FUNDING, LLC (formerly known as SLM Funding LLC), NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

43.
ADMINISTRATION AGREEMENT, dated as of June 14, 2012, among SLM STUDENT LOAN TRUST 2012-4, NAVIENT FUNDING, LLC (formerly known as SLM Funding LLC), NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

44.
ADMINISTRATION AGREEMENT, dated as of July 19, 2012, among SLM STUDENT LOAN TRUST 2012-5, NAVIENT FUNDING, LLC (formerly known as SLM Funding LLC), NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

45.
ADMINISTRATION AGREEMENT, dated as of September 20, 2012, among SLM STUDENT LOAN TRUST 2012-6, NAVIENT FUNDING, LLC (formerly known as SLM Funding LLC), NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

46.
ADMINISTRATION AGREEMENT, dated as of November 8, 2012, among SLM STUDENT LOAN TRUST 2012-7, NAVIENT FUNDING, LLC (formerly known as SLM Funding LLC), NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

47.
ADMINISTRATION AGREEMENT, dated as of December 20, 2012, among SLM STUDENT LOAN TRUST 2012-8, NAVIENT FUNDING, LLC (formerly known as SLM Funding LLC), NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae,

Inc.), as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

48.
ADMINISTRATION AGREEMENT, dated as of February 14, 2013, among SLM STUDENT LOAN TRUST 2013-1, NAVIENT FUNDING, LLC (formerly known as SLM Funding LLC), NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

49.
ADMINISTRATION AGREEMENT, dated as of April 11, 2013, among SLM STUDENT LOAN TRUST 2013-2, NAVIENT FUNDING, LLC (formerly known as SLM Funding LLC), NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

50.
ADMINISTRATION AGREEMENT, dated as of June 20, 2013, among SLM STUDENT LOAN TRUST 2013-3, NAVIENT FUNDING, LLC (formerly known as SLM Funding LLC), NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

51.
ADMINISTRATION AGREEMENT, dated as of August 15, 2015, among SLM STUDENT LOAN TRUST 2013-4, NAVIENT FUNDING, LLC (formerly known as SLM Funding LLC), NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

52.
ADMINISTRATION AGREEMENT, dated as of September 19, 2013, among SLM STUDENT LOAN TRUST 2013-5, NAVIENT FUNDING, LLC (formerly known as SLM Funding LLC), NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

53.	ADMINISTRATION AGREEMENT, dated as of November 14, 2013, among SLM STUDENT LOAN TRUST 2013-6, NAVIENT FUNDING, LLC (formerly known as

SLM Funding LLC), NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

54.
ADMINISTRATION AGREEMENT, dated as of January 28, 2014, among SLM STUDENT LOAN TRUST 2014-1, NAVIENT FUNDING, LLC (formerly known as SLM Funding LLC), NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

55.
ADMINISTRATION AGREEMENT, dated as of March 27, 2014, among SLM STUDENT LOAN TRUST 2014-2, NAVIENT FUNDING, LLC (formerly known as SLM Funding LLC), NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

56.
ADMINISTRATION AGREEMENT, dated as of May 29, 2014, among NAVIENT STUDENT LOAN TRUST 2014-1, NAVIENT FUNDING, LLC, NAVIENT SOLUTIONS, INC., as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

57.
ADMINISTRATION AGREEMENT, dated as of August 14, 2014, among NAVIENT STUDENT LOAN TRUST 2014-2, NAVIENT FUNDING, LLC, NAVIENT SOLUTIONS, INC., as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

58.
ADMINISTRATION AGREEMENT, dated as of August 14, 2014, among NAVIENT STUDENT LOAN TRUST 2014-3, NAVIENT FUNDING, LLC, NAVIENT SOLUTIONS, INC., as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

59.
ADMINISTRATION AGREEMENT, dated as of August 14, 2014, among NAVIENT STUDENT LOAN TRUST 2014-4, NAVIENT FUNDING, LLC, NAVIENT SOLUTIONS, INC., as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

60.
ADMINISTRATION AGREEMENT, dated as of August 14, 2014, among NAVIENT STUDENT LOAN TRUST 2014-5, NAVIENT FUNDING, LLC, NAVIENT SOLUTIONS, INC., as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

61.
ADMINISTRATION AGREEMENT, dated as of August 14, 2014, among NAVIENT STUDENT LOAN TRUST 2014-6, NAVIENT FUNDING, LLC, NAVIENT SOLUTIONS, INC., as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

62.
ADMINISTRATION AGREEMENT, dated as of August 14, 2014, among NAVIENT STUDENT LOAN TRUST 2014-7, NAVIENT FUNDING, LLC, NAVIENT SOLUTIONS, INC., as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

63.
ADMINISTRATION AGREEMENT, dated as of November 25, 2014, among NAVIENT STUDENT LOAN TRUST 2014-8, NAVIENT FUNDING, LLC, NAVIENT SOLUTIONS, INC., as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

SCHEDULE III

LIST OF INDENTURES

1.
INDENTURE, dated as of November 1, 2002, among SLM STUDENT LOAN TRUST 2002-7, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

2.
INDENTURE, dated as of March 1, 2003, among SLM STUDENT LOAN TRUST 2003-2, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

3.
INDENTURE, dated as of September 1, 2003, among SLM STUDENT LOAN TRUST 2003-10, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

4.
INDENTURE, dated as of November 1, 2003, among SLM STUDENT LOAN TRUST 2003-12, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

5.
INDENTURE, dated as of March 1, 2004, among SLM STUDENT LOAN TRUST 2004-2, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

6.
INDENTURE, dated as of May 1, 2004, among SLM STUDENT LOAN TRUST 2004-4, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

7.
INDENTURE, dated as of June 1, 2004, among SLM STUDENT LOAN TRUST 2004-5, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK

NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

8.
INDENTURE, dated as of July 1, 2004, among SLM STUDENT LOAN TRUST 2004-7, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

9.
INDENTURE, dated as of August 1, 2004, among SLM STUDENT LOAN TRUST 2004-8, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

10.
INDENTURE, dated as of April 1, 2005, among SLM STUDENT LOAN TRUST 2005-3, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

11.
INDENTURE, dated as of July 1, 2005, among SLM STUDENT LOAN TRUST 2005-6, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

12.
INDENTURE, dated as of August 1, 2005, among SLM STUDENT LOAN TRUST 2005-7, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

13.
INDENTURE, dated as of September 1, 2005, among SLM STUDENT LOAN TRUST 2005-8, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

14.
INDENTURE, dated as of November 1, 2005, among SLM STUDENT LOAN TRUST 2005-9, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

15.	INDENTURE, dated as of March 1, 2006, among SLM STUDENT LOAN TRUST 2006-3, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its

individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

16.
INDENTURE, dated as of April 1, 2006, among SLM STUDENT LOAN TRUST 2006-4, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

17.
INDENTURE, dated as of July 1, 2006, among SLM STUDENT LOAN TRUST 2006-6, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

18.
INDENTURE, dated as of August 1, 2006, among SLM STUDENT LOAN TRUST 2006-7, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

19.
INDENTURE, dated as of November 1, 2006, among SLM STUDENT LOAN TRUST 2006-10, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

20.
INDENTURE, dated as of February 22, 2007, among SLM STUDENT LOAN TRUST 2007-2, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

21.
INDENTURE, dated as of March 15, 2007, among SLM STUDENT LOAN TRUST 2007-3, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

22.
INDENTURE, dated as of July 19, 2007, among SLM STUDENT LOAN TRUST 2007-5, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

23.
INDENTURE, dated as of November 8, 2007, among SLM STUDENT LOAN TRUST 2007-7, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

24.
INDENTURE, dated as of January 17, 2008, among SLM STUDENT LOAN TRUST 2008-1, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

25.
INDENTURE, dated as of February 7, 2008, among SLM STUDENT LOAN TRUST 2008-2, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

26.
INDENTURE, dated as of February 28, 2008, among SLM STUDENT LOAN TRUST 2008-3, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

27.
INDENTURE, dated as of April 17, 2008, among SLM STUDENT LOAN TRUST 2008-4, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

28.
INDENTURE, dated as of April 30, 2008, among SLM STUDENT LOAN TRUST 2008-5, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

29.
INDENTURE, dated as of June 12, 2008, among SLM STUDENT LOAN TRUST 2008-6, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

30.
INDENTURE, dated as of July 2, 2008, among SLM STUDENT LOAN TRUST 2008-7, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

31.
INDENTURE, dated as of August 5, 2008, among SLM STUDENT LOAN TRUST 2008-8, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

32.
INDENTURE, dated as of August 28, 2008, among SLM STUDENT LOAN TRUST 2008-9, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

33.
INDENTURE, dated as of April 9, 2009, among SLM STUDENT LOAN TRUST 2009-1, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

34.
INDENTURE, dated as of April 21, 2009 among SLM STUDENT LOAN TRUST 2009-2, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

35.
INDENTURE, dated as of November 20, 2009, among SLM STUDENT LOAN TRUST 2009-3, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

36.
INDENTURE, dated as of April 15, 2010, among SLM STUDENT LOAN TRUST 2010-1, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

37.
INDENTURE, dated as of August 26, 2010,  among SLM STUDENT LOAN TRUST 2010-2, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

38.
INDENTURE, dated as of March 3, 2011, among SLM STUDENT LOAN TRUST 2011-1, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE

BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

39.
INDENTURE, dated as of May 26, 2011, among SLM STUDENT LOAN TRUST 2011-2, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

40.
INDENTURE, dated as of November 18, 2011, among SLM STUDENT LOAN TRUST 2011-3, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

41.
INDENTURE, dated as of January 19, 2012, among SLM STUDENT LOAN TRUST 2012-1, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

42.
INDENTURE, dated as of March 15, 2012, among SLM STUDENT LOAN TRUST 2012-2, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

43.
INDENTURE, dated as of June 14, 2012, among SLM STUDENT LOAN TRUST 2012-4, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

44.
INDENTURE, dated as of July 19, 2012, among SLM STUDENT LOAN TRUST 2012-5, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

45.
INDENTURE, dated as of September 20, 2012, among SLM STUDENT LOAN TRUST 2012-6, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

46.	INDENTURE, dated as of November 8, 2012, among SLM STUDENT LOAN TRUST 2012-7, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its

individual capacity but solely as Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

47.
INDENTURE, dated as of December 20, 2012, among SLM STUDENT LOAN TRUST 2012-8, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

48.
INDENTURE, dated as of February 14, 2013, among SLM STUDENT LOAN TRUST 2013-1, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

49.
INDENTURE, dated as of April 11, 2013, among SLM STUDENT LOAN TRUST 2013-2, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

50.
INDENTURE, dated as of June 20, 2013, among SLM STUDENT LOAN TRUST 2013-3, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

51.
INDENTURE, dated as of August 15, 2015, among SLM STUDENT LOAN TRUST 2013-4, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

52.
INDENTURE, dated as of September 19, 2013, among SLM STUDENT LOAN TRUST 2013-5, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

53.
INDENTURE, dated as of November 14, 2013, among SLM STUDENT LOAN TRUST 2013-6, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

54.
INDENTURE, dated as of January 28, 2014, among SLM STUDENT LOAN TRUST 2014-1, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

55.
INDENTURE, dated as of March 27, 2014, among SLM STUDENT LOAN TRUST 2014-2, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

56.
INDENTURE, dated as of May 29, 2014, among NAVIENT STUDENT LOAN TRUST 2014-1, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

57.
INDENTURE, dated as of August 14, 2014, among NAVIENT STUDENT LOAN TRUST 2014-2, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

58.
INDENTURE, dated as of August 14, 2014, among NAVIENT STUDENT LOAN TRUST 2014-3, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

59.
INDENTURE, dated as of August 14, 2014, among NAVIENT STUDENT LOAN TRUST 2014-4, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

60.
INDENTURE, dated as of August 14, 2014, among NAVIENT STUDENT LOAN TRUST 2014-5, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

61.
INDENTURE, dated as of August 14, 2014, among NAVIENT STUDENT LOAN TRUST 2014-6, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Eligible Lender Trustee, and DEUTSCHE BANK

NATIONAL TRUST COMPANY, not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

62.
INDENTURE, dated as of August 14, 2014, among NAVIENT STUDENT LOAN TRUST 2014-7, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

63.
INDENTURE, dated as of November 25, 2014, among NAVIENT STUDENT LOAN TRUST 2014-8, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

ATTACHMENT

EXHIBIT _

REVOLVING CREDIT AGREEMENT

REVOLVING CREDIT AGREEMENT

THIS REVOLVING CREDIT AGREEMENT, (this “Agreement”) is made as of November 6, 2015, between NAVIENT CORPORATION, a Delaware corporation (the “Lender”) and each statutory trust duly organized under the laws of the State of Delaware specified on the signature page hereof (the “Trust”).

PRELIMINARY STATEMENTS

WHEREAS, each Trust has issued classes of federally guaranteed student loan backed notes (the “Notes”) pursuant to the related Indenture specified in Schedule I hereto (as amended, restated, supplemented or otherwise modified, “Indenture”);

WHEREAS, each Trust desires to borrow Loans from the Lender from time to time to fund payments that are not paid to such Trust at the time or in the amounts originally agreed to with the related Obligors of Trust Student Loans as a result of such Obligors’ use of available deferments, forbearances or income-driven repayment plans (such payments being referred to as “Slow Payments”), which such Trust believes are eventually repayable in full out of subsequent payments by such Obligors on the related Trust Student Loans or payments under the related Guarantee Agreements or through other Liquidation Proceeds of such Trust Student Loans; and

WHEREAS, the Lender may be willing to make subordinated Loans from time to time to each Trust to fund such Slow Payments on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto agree as follows:

ARTICLE I

Section 1.01.  Defined Terms.  Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in the Indenture of the related Trust.  The principles of construction and rules of interpretation set forth in Article I of the Indenture shall apply, mutatis mutandis, to this Agreement, with each reference to “this Agreement” in such Section being a reference to this Agreement.  The following terms have the following meanings:

“Event of Default” means any event of default specified in Section 5.01.

“LIBOR Rate” means the daily weighted average of the rate per annum for each day during the period equal to the rate determined by the Lender to be the offered rate that appears on the Reuters Screen LIBOR01 page (or if such page does not exist on such comparable service as is customarily used to quote LIBOR) for deposits in United States dollars (for delivery on the first day of such period) with a one-month period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such period.

“Loan” means each loan of funds made to a Trust by the Lender pursuant to Section 2.01.

“Maturity Date” means with respect to the Loans of any Trust the earlier to occur of (i) the date designated as such in writing by such Trust and the Lender from time to time and (ii) the date this Agreement is terminated by the Lender with respect to such Trust pursuant to Section 5.02; provided, that in no event shall the Maturity Date for the Loans of any Trust occur prior to the date that is one year and one day after the payment in full of all obligations under the Indenture or any of the other Basic Documents (other than the Revolving Credit Agreement) of such Trust.

“Scheduled Expiration Date” means with respect to Loans to be made to any Trust, the Distribution Date relating to the final maturity date of the latest maturing class of Notes of such Trust.

“Spread” means a rate determined in good faith by the Lender to be a market rate of interest for advances to the applicable Trust; provided that in no event will the applicable rate be lower than the rate of interest payable on such Trust’s Class B Notes, plus 1.00%.

ARTICLE II

Section 2.01.  Loans to Trust.  Subject to the terms and conditions of this Agreement and in reliance on the representations and warranties set forth herein, the Lender, in its sole discretion, may make Loans to a Trust, from time to time from the date of this Agreement to and including the Scheduled Expiration Date.  The determination of the Lender to make a Loan will also be subject to the conditions that (and a Trust shall not request a Loan unless) (i) no event has occurred and is continuing, or would occur by the borrowing of the Loan, which constitutes an Event of Default hereunder with respect to such Trust or which, upon the giving of notice, the lapse of time, or both, would constitute an Event of Default hereunder with respect to such Trust; (ii) the proceeds of such Loan are used solely to fund Slow Payments on the Trust Student Loans of such Trust which the Lender and such Trust reasonably believe at the time of making such Loan are recoverable from subsequent payments by the Obligors on such Trust Student Loans or payments under any Guarantee Agreements or other Liquidation Proceeds of such Trust Student Loans; and (iii) the representations and warranties of such Trust contained in Section 3.01 are true and correct on and as of the date of each such Loan made to such Trust and will continue to be true and correct after such Loan is made.

Section 2.02.  Trust’s Obligations.  Each Trust severally and not jointly hereby promises to pay in full the unpaid principal amount of such Loans on the Maturity Date for such Loans and any and all accrued and unpaid interest on such Loans as more fully set forth in Section 2.04 below. The obligation of each Trust to pay the principal of and interest on the Loans of such Trust are several and not joint and shall be absolute and unconditional, shall be binding and, to the fullest extent permitted by law, enforceable in all circumstances whatsoever and shall not be subject to setoff, recoupment or counterclaim; provided, however, that such Trust shall only be obligated to pay principal of and interest on the Loans made to it (i) from distributions of Available Funds (if any) pursuant to and in accordance with the priority of payments set forth in the Administration Agreement of such Trust; (ii) following an Event of Default and acceleration of the Notes under the Indenture of such Trust, in accordance with the priority of payments set forth in the Indenture of such Trust; and (iii) after termination of the related Indenture, from funds of such Trust.  The Lender shall maintain on its books and records a register on which it will record each Loan made to each Trust and each repayment of any Loan by such Trust and interest thereon.  Any such recordation by the Lender shall be presumptively correct, absent manifest error.  Failure to make any such recordation, or any error in such recordation, shall not affect any Trust’s obligations hereunder.  The register relating to the Loans to a Trust shall be available for inspection by such Trust at any reasonable time and from time to time upon reasonable prior notice.

Section 2.03.  Requests for Loans.  A Trust must give the Lender notice of a request for a Loan at least one Business Day prior to the day on which such Trust wishes to receive the Loan.  Subject to the terms and conditions of this Agreement, the Lender will make the requested Loan on the Business Day specified in the notice in immediately available funds in accordance with such Trust’s payment instructions.

Section 2.04.  Interest.  (a) Interest will accrue on the average daily balance of the unpaid principal amount of the Loans, for each day from the date such Loans are made until they become due or are paid in full, at a rate per annum equal to the sum of the LIBOR Rate then in effect plus the Spread. Should any principal of, or accrued interest on, a Loan not be paid when due, such amount will bear interest from its due date until paid in full, at a rate per annum equal to the sum of (i) the LIBOR Rate plus the Spread, then in effect, plus (ii) one hundred basis points (1.00%).  In no event will the rate of interest hereunder exceed the maximum rate allowed by law.  A certificate of the Lender as to determination of the LIBOR Rate, the Spread, the calculation of the interest rate therefrom and the calculation of any interest due and payable will be, absent manifest error, conclusive and binding on the related Trust.

(b)           Interest on the Loans made to each Trust shall be payable on each Distribution Date during the term of this Agreement; provided, that if such day is not a Business Day, the payment date for such period shall be the Business Day immediately following such day (but only to the extent that such Trust has funds for such purpose in accordance with Section 2.02 hereof) and on the Maturity Date.  Interest will be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).

Section 2.05.  Repayment and Prepayment of the Loans.  The outstanding principal amount of all Loans made to a Trust and all accrued and unpaid interest thereon will be due and payable in full on the related Maturity Date.  A Trust may prepay any outstanding Loan, in whole or in part, at any time without penalty.  Any amounts prepaid by such Trust may be reborrowed.  All payments of principal of and interest on the Loans will be made in lawful money of the United States, in immediately available funds, to the agent of the Lender (as may be designated in writing by the Lender from time to time).  If any such payment falls due on a day which is not a Business Day, such payment will be due on the next following Business Day.  Payments received by the Lender in respect of Loans made to a Trust will be applied: first, to accrued and unpaid interest on such Loans, and second, to the principal of such Loans.

Section 2.06.  Transfer Restrictions.  The Lender may not transfer any interest in the Loans to any Trust hereunder to persons other than affiliates of the Lender that are U.S. Persons for U.S. federal income tax purposes.  For this purpose, a “non-U.S. person” is a person other than “U.S. person” as defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended.

ARTICLE III

Section 3.01.  Representations and Warranties.  To induce the Lender to extend this Agreement and to make Loans in its sole discretion hereunder, each Trust severally and not jointly represents and warrants as follows:

(a)           It is a statutory trust duly organized, validly existing and in good standing solely under the laws of the State of Delaware and is duly qualified to do business, and is in good standing, in every jurisdiction in which the nature of its business requires it to be so qualified;

(b)           It has full power and authority to enter into the transactions provided for in this Agreement and has been duly authorized to do so by all necessary and appropriate action and when executed and delivered by it, this Agreement will constitute the legal, valid and binding obligations of such Trust enforceable in accordance with their terms;

(c)           There does not exist any default or violation by it of or under any of the terms, conditions or obligations of: (i) its organizational documents; (ii) any material agreement or other instrument to which it is a party or by which it is bound; or (iii) any law, regulation, ruling, order, injunction, decree, condition or other requirement applicable to or imposed upon it by any law or by any governmental authority, court or agency; and

(d)           At the time of (and immediately after) each Loan is made to it hereunder, (i) such Trust is Solvent; (ii) such Trust’s cash on hand is sufficient to satisfy all of its current obligations; (iii) its capitalization, including its equity, is commercially reasonable and adequate to conduct its business as presently contemplated; and (iv) the financial capacity of such Trust to meet its financial commitments under this Agreement is adequate.

ARTICLE IV

Section 4.01  Compliance with Laws.  Each Trust severally and not jointly agrees that it shall comply with all applicable laws, rules and regulations in all material respects.

Section 4.02  Keeping of Records and Books of Account.  Each Trust shall maintain and keep proper books and records and account which enable such Trust to prepare and issue financial statements in accordance with generally accepted accounting principles and as otherwise may be required by any applicable law, rule or regulation and in which full, true and correct entries shall be made of all of its dealings and business and financial affairs.  Each Trust shall permit the Lender to examine and make excerpts from such books and records at such times and as often as the Lender may reasonably request.  Each Trust shall permit, upon the request of the Lender, an audit to be conducted of such Trust’s financial statements and books and records.  Any such audit shall be at such Trust’s expense and shall be conducted by independent accountants selected by the Lender.

Section 4.03  No Distributions.  Each Trust severally and not jointly agrees that it will not make any cash or in-kind distributions to its equity holders unless both before and after each such distribution the representations and warranties contained in Section 3.01 above with respect to such Trust would be true and correct.

ARTICLE V

Section 5.01  Events of Default.  Each of the following shall constitute an Event of Default with respect to a Trust:

(a)           such Trust fails to pay, within five Business Days after it is due and payable, any principal of or interest on any of the Loans made to it; provided, that for purposes of this Section 5.01(a), no principal or interest shall be considered due and payable on a date that is prior to the Maturity Date for such Loans; or

(b)           such Trust fails to perform or observe any other term or condition of any of this Agreement applicable to it and such event or circumstance, if capable of being cured, is not cured within 30 days after written notice thereof is given by the Lender to such Trust; or

(c)           an Event of Bankruptcy occurs with respect to such Trust.

Section 5.02  Remedies.  Upon the occurrence of an Event of Default with respect to a Trust, the Lender may do any one or more of the following (without presentment, protest or notice of protest, all of which are expressly waived by such Trust):  (i) terminate this Agreement with respect to such Trust and declare the principal of and interest on the Loans and all other sums owing by such Trust to the Lender under this Agreement forthwith due and payable, whereupon this Agreement with respect to such Trust will terminate and the principal of, and interest on, the Loans of such Trust and all such other sums of such Trust will become forthwith due and payable; and (ii) subject to Section 5.03, exercise all rights granted pursuant to this Agreement with respect to such Trust, in such order and in such manner as the Lender may, in its sole and exclusive judgment, determine.

Section 5.03  Subordination. Notwithstanding anything contained in this Agreement to the contrary, to the extent that the Lender is deemed to have any interest in any assets of any Trust, the Lender agrees that all amounts outstanding hereunder and its interest in those assets are subordinate in all respects to claims or rights of the Noteholders and any other secured parties under the Indenture of such Trust; and provided further, that notwithstanding any rights or remedies available to the Lender under this Agreement, applicable law or otherwise, prior to the time that all secured indebtedness or other secured obligations owned by such Trust, including the obligations of such Trust under its Indenture and other Basic Documents, shall have been repaid in full, (i) the Lender shall not, directly or indirectly, seek to accelerate or enforce (judicially or non-judicially) its rights hereunder or assert any claims or interests therein (including, without limitation, by setoff or notification of account debtors) against such Trust; and (ii) in the event that the Lender shall receive any payment or other distribution of any kind or character from a Trust constituting collateral that is pledged to the Indenture Trustee, as trustee for the benefit of the Noteholders and any other secured parties of such Trust other than funds transferred to the Lender, that are expressly permitted to be released to the Lender pursuant to the Administration Agreement of such Trust, or following an

Event of Default under the Indenture and an acceleration of the Notes of such Trust, under such Notes, such payment or other distribution shall be received in trust for such Noteholders and any other secured parties and shall be turned over to the Indenture Trustee for the benefit of the Noteholders and any other secured parties of such Trust forthwith by the Lender.  The Lender agrees that this Agreement constitutes a subordination agreement for purposes of Section 510(a) of the United States Bankruptcy Code, as amended from time to time (11 U.S.C. §§ 101 et seq.).

ARTICLE VI

Section 6.01  Amendments and Waivers.  Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and, in the case of an amendment, is signed by all the parties hereto and, in the case of a waiver, is signed by the party granting the waiver and then such waiver shall be effective only in the specific instance and for the specific purpose for which given.  To the extent the consent of the Lender is required under this Agreement, the determination as to whether to grant or withhold such consent shall be made by the Lender in its sole discretion without any implied duty toward any other Person, except as otherwise expressly provided herein or therein.

Section 6.02  Notices.  All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including communication by facsimile copy or other electronic means) and mailed, delivered by nationally recognized overnight courier service, transmitted or delivered by hand, as to each party hereto, at its address set forth below or at such other address as shall be designated by such party in a written notice to the other parties hereto.  Each such notice, request or other communication shall be effective (i) if given by facsimile, when such facsimile is transmitted to the specified facsimile number and an appropriate confirmation is received, (ii) if given by mail, five days after being deposited in the United States mails, first class postage prepaid, (iii) if given by recognized courier guaranteeing overnight delivery, the Business Day following such day after such communication is delivered to such courier or (iv) if given by any other means, when delivered at the address specified in this Section 6.02.

If to the Lender:
Navient Corporation
123 Justison Street
Suite 300
Wilmington, Delaware 19801

If to a Trust:
c/o The Administrator
2001 Edmund Halley Drive
Reston, Virginia 20191

Section 6.03.  No Waivers; Remedies.  No failure or delay by any party hereto in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.  The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 6.04  Successors and Assigns.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, except that no party may assign or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of each other party, except as otherwise permitted by this Agreement, and any such purported assignment without such consent shall be void.

Section 6.05  Governing Law.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

Section 6.06  Severability.  Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

Section 6.07.  Submission to Jurisdiction.  EACH OF THE PARTIES HERETO HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN THE CITY OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.  NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF ANY PARTY HERETO TO BRING ANY ACTION OR PROCEEDING AGAINST ANY OTHER PARTY HERETO OR ANY OF THEIR PROPERTY IN THE COURTS OF OTHER JURISDICTIONS.

Section 6.08.  Waiver of Jury Trial.  EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG ANY OF THEM ARISING OUT OF, CONNECTED WITH, RELATING TO OR INCIDENTAL TO THE RELATIONSHIP BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT.

Section 6.09.  Appointment of Service Agent.  Each Trust hereby appoints CT Corporation, located at 111 Eighth Avenue, New York, New York 10011, as the authorized agent upon whom process may be served in any action arising out of or based upon this Agreement or the transactions contemplated hereby that may be instituted in the United States District Court for the Southern District of New York and of any New York State court sitting in The City of New York by the Lender or any successor or assignee of any of them.

Section 6.10.  Bankruptcy Non-Petition and Limited Recourse.  Notwithstanding any other provision of this Agreement, the Lender covenants and agrees that it shall not, prior to the date which is one year and one day (or, if longer, any applicable preference period plus one day) after payment in full of the Notes and any other obligations under the Indenture or other Basic Documents of a Trust, institute against, or join any other Person in instituting against, such Trust, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or any similar proceeding under any federal or state bankruptcy or similar law; provided that nothing in this provision shall preclude or be deemed to stop any other party hereto from taking any action prior to the expiration of the aforementioned one year and one day period in (i) any case or proceeding voluntarily filed or commenced by a Trust or (ii) any involuntary insolvency proceeding filed or commenced against a Trust by a Person other than any other party hereto.  The obligations of each Trust under this Agreement are several and not joint and are unsecured obligations of the respective Trusts.  The Lender acknowledges that no Trust has any assets other than its Indenture Trust Estate and all amounts owed hereunder are by a Trust are limited recourse obligations only of such Trust and payable solely from Available Funds generated by the Indenture Trust Estate of such Trust and available for payment of such obligations under the Administration Agreement of such Trust.  In addition, no recourse shall be had for any amounts payable or any other obligations arising under this Agreement against any officer, member, director, employee, partner or security holder of any Trust or any of its successors or assigns.  The provisions of this Section shall survive the termination of this Agreement.

Section 6.11.  Limitation of Liability of Eligible Lender Trustee.  Notwithstanding anything contained herein to the contrary, this Agreement has been signed by the entity specified on the signature page hereto, not in its individual capacity but solely in its capacity as Eligible Lender Trustee of each Trust, and in no event shall the entity specified on the signature page hereto, in its individual capacity, have any liability for the representations, warranties, covenants, agreements or other obligations of any Trust or the Eligible Lender Trustee hereunder or in any of the certificates, notices or agreements delivered pursuant hereto as to all of which recourse shall be had solely to the assets of such Trust.

Section 6.12.  Execution in Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.  Delivery by facsimile or electronic mail of an executed signature page of this Agreement shall be effective as delivery of an executed counterpart hereof.

Section 6.13.  Integration.  This Agreement, including all exhibits, schedules and appendices and other documents attached hereto or incorporated by reference herein, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all other negotiations, understandings and representations, oral or written, with respect to the subject matter hereof.

Section 6.14.  Section Titles.  The section titles contained in this Agreement shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties.

Section 6.15.  Survival.  The provisions of this Article VI shall be continuing and shall survive termination of this Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.

SLM STUDENT LOAN TRUST 2002-7

SLM STUDENT LOAN TRUST 2003-2

SLM STUDENT LOAN TRUST 2003-10

SLM STUDENT LOAN TRUST 2003-12

SLM STUDENT LOAN TRUST 2004-2

SLM STUDENT LOAN TRUST 2004-4

SLM STUDENT LOAN TRUST 2004-5

SLM STUDENT LOAN TRUST 2004-7

SLM STUDENT LOAN TRUST 2004-8

SLM STUDENT LOAN TRUST 2005-3

SLM STUDENT LOAN TRUST 2005-6

SLM STUDENT LOAN TRUST 2005-7

SLM STUDENT LOAN TRUST 2005-8

SLM STUDENT LOAN TRUST 2005-9

SLM STUDENT LOAN TRUST 2006-3

SLM STUDENT LOAN TRUST 2006-4

SLM STUDENT LOAN TRUST 2006-6

SLM STUDENT LOAN TRUST 2006-7

SLM STUDENT LOAN TRUST 2006-10

SLM STUDENT LOAN TRUST 2007-2

SLM STUDENT LOAN TRUST 2007-3

SLM STUDENT LOAN TRUST 2007-5

SLM STUDENT LOAN TRUST 2007-7

SLM STUDENT LOAN TRUST 2008-1

SLM STUDENT LOAN TRUST 2008-2

SLM STUDENT LOAN TRUST 2008-3

SLM STUDENT LOAN TRUST 2008-4

SLM STUDENT LOAN TRUST 2008-5

SLM STUDENT LOAN TRUST 2008-6

SLM STUDENT LOAN TRUST 2008-7

SLM STUDENT LOAN TRUST 2008-8

SLM STUDENT LOAN TRUST 2008-9

SLM STUDENT LOAN TRUST 2009-1

SLM STUDENT LOAN TRUST 2009-2

SLM STUDENT LOAN TRUST 2009-3

SLM STUDENT LOAN TRUST 2010-1

SLM STUDENT LOAN TRUST 2010-2

SLM STUDENT LOAN TRUST 2011-1

SLM STUDENT LOAN TRUST 2011-2

SLM STUDENT LOAN TRUST 2011-3

SLM STUDENT LOAN TRUST 2012-1

SLM STUDENT LOAN TRUST 2012-2

SLM STUDENT LOAN TRUST 2012-4

SLM STUDENT LOAN TRUST 2012-5

SLM STUDENT LOAN TRUST 2012-6

SLM STUDENT LOAN TRUST 2012-7

SLM STUDENT LOAN TRUST 2012-8

SLM STUDENT LOAN TRUST 2013-1

SLM STUDENT LOAN TRUST 2013-2

SLM STUDENT LOAN TRUST 2013-3

SLM STUDENT LOAN TRUST 2013-4

SLM STUDENT LOAN TRUST 2013-5

SLM STUDENT LOAN TRUST 2013-6

SLM STUDENT LOAN TRUST 2014-1

SLM STUDENT LOAN TRUST 2014-2

NAVIENT STUDENT LOAN TRUST 2014-1

NAVIENT STUDENT LOAN TRUST 2014-2

NAVIENT STUDENT LOAN TRUST 2014-3

NAVIENT STUDENT LOAN TRUST 2014-4

NAVIENT STUDENT LOAN TRUST 2014-5

NAVIENT STUDENT LOAN TRUST 2014-6

NAVIENT STUDENT LOAN TRUST 2014-7

NAVIENT STUDENT LOAN TRUST 2014-8

DEUTSCHE BANK NATIONAL TRUST COMPANY FOR

BY:  DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Eligible Lender Trustee of each of the Trusts set forth above

By:  /s/ Michele H. Y. Voon
       Name:  Michele H. Y. Voon
       Title:    Vice President

By:  /s/ Mark Diagiacomo
       Name:  Mark Diagiacomo
       Title:    Vice President

NAVIENT CORPORATION, as the Lender

By:  /s/ Stephen J. O’Connell
       Name:  Stephen J. O’Connell
       Title:    Senior Vice President & Treasurer

Schedule I

LIST OF INDENTURES

1.
INDENTURE, dated as of November 1, 2002, among SLM STUDENT LOAN TRUST 2002-7, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

2.
INDENTURE, dated as of March 1, 2003, among SLM STUDENT LOAN TRUST 2003-2, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

3.
INDENTURE, dated as of September 1, 2003, among SLM STUDENT LOAN TRUST 2003-10, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

4.
INDENTURE, dated as of November 1, 2003, among SLM STUDENT LOAN TRUST 2003-12, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

5.
INDENTURE, dated as of March 1, 2004, among SLM STUDENT LOAN TRUST 2004-2, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

6.
INDENTURE, dated as of May 1, 2004, among SLM STUDENT LOAN TRUST 2004-4, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

7.
INDENTURE, dated as of June 1, 2004, among SLM STUDENT LOAN TRUST 2004-5, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK

NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

8.
INDENTURE, dated as of July 1, 2004, among SLM STUDENT LOAN TRUST 2004-7, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

9.
INDENTURE, dated as of August 1, 2004, among SLM STUDENT LOAN TRUST 2004-8, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

10.
INDENTURE, dated as of April 1, 2005, among SLM STUDENT LOAN TRUST 2005-3, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

11.
INDENTURE, dated as of July 1, 2005, among SLM STUDENT LOAN TRUST 2005-6, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

12.
INDENTURE, dated as of August 1, 2005, among SLM STUDENT LOAN TRUST 2005-7, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

13.
INDENTURE, dated as of September 1, 2005, among SLM STUDENT LOAN TRUST 2005-8, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

14.
INDENTURE, dated as of November 1, 2005, among SLM STUDENT LOAN TRUST 2005-9, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

15.
INDENTURE, dated as of March 1, 2006, among SLM STUDENT LOAN TRUST 2006-3, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

16.
INDENTURE, dated as of April 1, 2006, among SLM STUDENT LOAN TRUST 2006-4, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

17.
INDENTURE, dated as of July 1, 2006, among SLM STUDENT LOAN TRUST 2006-6, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

18.
INDENTURE, dated as of August 1, 2006, among SLM STUDENT LOAN TRUST 2006-7, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

19.
INDENTURE, dated as of November 1, 2006, among SLM STUDENT LOAN TRUST 2006-10, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

20.
INDENTURE, dated as of February 22, 2007, among SLM STUDENT LOAN TRUST 2007-2, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

21.
INDENTURE, dated as of March 15, 2007, among SLM STUDENT LOAN TRUST 2007-3, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

22.
INDENTURE, dated as of July 19, 2007, among SLM STUDENT LOAN TRUST 2007-5, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK

NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

23.
INDENTURE, dated as of November 8, 2007, among SLM STUDENT LOAN TRUST 2007-7, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

24.
INDENTURE, dated as of January 17, 2008, among SLM STUDENT LOAN TRUST 2008-1, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

25.
INDENTURE, dated as of February 7, 2008, among SLM STUDENT LOAN TRUST 2008-2, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

26.
INDENTURE, dated as of February 28, 2008, among SLM STUDENT LOAN TRUST 2008-3, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

27.
INDENTURE, dated as of April 17, 2008, among SLM STUDENT LOAN TRUST 2008-4, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

28.
INDENTURE, dated as of April 30, 2008, among SLM STUDENT LOAN TRUST 2008-5, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

29.
INDENTURE, dated as of June 12, 2008, among SLM STUDENT LOAN TRUST 2008-6, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

30.
INDENTURE, dated as of July 2, 2008, among SLM STUDENT LOAN TRUST 2008-7, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

31.
INDENTURE, dated as of August 5, 2008, among SLM STUDENT LOAN TRUST 2008-8, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

32.
INDENTURE, dated as of August 28, 2008, among SLM STUDENT LOAN TRUST 2008-9, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

33.
INDENTURE, dated as of April 9, 2009, among SLM STUDENT LOAN TRUST 2009-1, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

34.
INDENTURE, dated as of April 21, 2009 among SLM STUDENT LOAN TRUST 2009-2, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

35.
INDENTURE, dated as of November 20, 2009, among SLM STUDENT LOAN TRUST 2009-3, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

36.
INDENTURE, dated as of April 15, 2010, among SLM STUDENT LOAN TRUST 2010-1, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

37.
INDENTURE, dated as of August 26, 2010,  among SLM STUDENT LOAN TRUST 2010-2, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE

BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

38.
INDENTURE, dated as of March 3, 2011, among SLM STUDENT LOAN TRUST 2011-1, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

39.
INDENTURE, dated as of May 26, 2011, among SLM STUDENT LOAN TRUST 2011-2, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

40.
INDENTURE, dated as of November 18, 2011, among SLM STUDENT LOAN TRUST 2011-3, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

41.
INDENTURE, dated as of January 19, 2012, among SLM STUDENT LOAN TRUST 2012-1, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

42.
INDENTURE, dated as of March 15, 2012, among SLM STUDENT LOAN TRUST 2012-2, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

43.
INDENTURE, dated as of June 14, 2012, among SLM STUDENT LOAN TRUST 2012-4, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

44.
INDENTURE, dated as of July 19, 2012, among SLM STUDENT LOAN TRUST 2012-5, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

45.
INDENTURE, dated as of September 20, 2012, among SLM STUDENT LOAN TRUST 2012-6, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

46.
INDENTURE, dated as of November 8, 2012, among SLM STUDENT LOAN TRUST 2012-7, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

47.
INDENTURE, dated as of December 20, 2012, among SLM STUDENT LOAN TRUST 2012-8, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

48.
INDENTURE, dated as of February 14, 2013, among SLM STUDENT LOAN TRUST 2013-1, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

49.
INDENTURE, dated as of April 11, 2013, among SLM STUDENT LOAN TRUST 2013-2, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

50.
INDENTURE, dated as of June 20, 2013, among SLM STUDENT LOAN TRUST 2013-3, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

51.
INDENTURE, dated as of August 15, 2015, among SLM STUDENT LOAN TRUST 2013-4, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

52.
INDENTURE, dated as of September 19, 2013, among SLM STUDENT LOAN TRUST 2013-5, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Eligible Lender Trustee, and DEUTSCHE BANK

NATIONAL TRUST COMPANY, not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

53.
INDENTURE, dated as of November 14, 2013, among SLM STUDENT LOAN TRUST 2013-6, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

54.
INDENTURE, dated as of January 28, 2014, among SLM STUDENT LOAN TRUST 2014-1, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

55.
INDENTURE, dated as of March 27, 2014, among SLM STUDENT LOAN TRUST 2014-2, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

56.
INDENTURE, dated as of May 29, 2014, among NAVIENT STUDENT LOAN TRUST 2014-1, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

57.
INDENTURE, dated as of August 14, 2014, among NAVIENT STUDENT LOAN TRUST 2014-2, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

58.
INDENTURE, dated as of August 14, 2014, among NAVIENT STUDENT LOAN TRUST 2014-3, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

59.
INDENTURE, dated as of August 14, 2014, among NAVIENT STUDENT LOAN TRUST 2014-4, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

60.
INDENTURE, dated as of August 14, 2014, among NAVIENT STUDENT LOAN TRUST 2014-5, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

61.
INDENTURE, dated as of August 14, 2014, among NAVIENT STUDENT LOAN TRUST 2014-6, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

62.
INDENTURE, dated as of August 14, 2014, among NAVIENT STUDENT LOAN TRUST 2014-7, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

63.
INDENTURE, dated as of November 25, 2014, among NAVIENT STUDENT LOAN TRUST 2014-8, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.